Exhibit 99.1

Xometry Reports First Quarter 2025 Results

•
Q1 revenue increased 23% year-over-year to a record $151 million driven by robust marketplace growth.
•
Q1 marketplace revenue increased 27% year-over-year, a 700 basis point acceleration from Q4 2024, driven by strong U.S. enterprise growth.
•
Q1 gross profit increased 18% year-over-year to $56.3 million.
•
Q1 marketplace gross profit increased 26% year-over-year.
•
Q1 Adjusted EBITDA improved $7.5 million year-over-year to Adjusted EBITDA of $0.1 million.
•
2025 growth initiatives include: expanding buyer and supplier networks; driving deeper enterprise engagement; further expanding the marketplace platform; growing internationally and enhancing supplier services.

NORTH BETHESDA, MD., May 6, 2025 /Globe Newswire/-- Xometry, Inc. (NASDAQ:XMTR), the global AI-powered marketplace digitizing manufacturing and driving greater supply chain resiliency, today announced financial results for the first quarter ended March 31, 2025.

“Our AI powered marketplace continues to gain significant share, deliver record revenue and strong enterprise growth,” said Randy Altschuler, Xometry’s CEO. “Customers are increasingly turning to Xometry to procure manufacturing as our marketplace was purpose-built to provide sourcing options domestically and in 50 countries across the world.”

“In Q1, we delivered strong marketplace revenue growth and positive Adjusted EBITDA,” said James Miln, Xometry’s CFO. “As our marketplace continues to grow, it drives increasing operating leverage demonstrated by our $7.5 million year-over-year improvement in Adjusted EBITDA.”

First Quarter 2025 Financial Highlights

•
Marketplace revenue for the first quarter of 2025 was $136 million, an increase of 27% year-over-year.
•
Marketplace Active Buyers increased 22% from 58,504 as of March 31, 2024 to 71,454 as of March 31, 2025.
•
Marketplace Accounts with Last Twelve-Months Spend of at least $50,000 increased 12% from 1,381 as of March 31, 2024 to 1,545 as of March 31, 2025.
•
Supplier services revenue for the first quarter of 2025 was $14.6 million, a decrease of 6% year-over-year.
•
Net loss attributable to common stockholders for the first quarter of 2025 was $15.1 million, a decrease of $1.5 million year-over-year. Net loss for the first quarter of 2025 included $7.3 million of stock-based compensation, $1.5 million of payroll tax expense related to stock-based compensation, $4.2 million of depreciation and amortization expense and $1.5 million in restructuring charges.
•
Adjusted EBITDA for the first quarter of 2025 was a profit of $0.1 million, reflecting an improvement of $7.5 million year-over-year.
•
Non-GAAP net income for the first quarter of 2025 was $0.8 million, as compared to a Non-GAAP net loss of $5.7 million in the first quarter of 2024.
•
Cash, cash equivalents and marketable securities were $231 million as of March 31, 2025.

First Quarter 2025 Business Highlights

•
Xometry EU launched Instant Quoting for Injection Molding, making it easier for customers to source high quality parts across dozens of materials and finishes.
•
Achieved Cybersecurity Maturity Model Certification (CMMC Level 2), for adherence to cybersecurity and information security standards for the aerospace and defense industries. CMMC Level 2 certification demonstrates Xometry’s industry leadership, and reinforces our position as a trusted partner for domestic aerospace companies, defense agencies, and other organizations.
•
Launched Partner Success Score (PSS) 3.0, enhancing our sourcing algorithm by integrating comprehensive performance data, enabling automated job access controls and driving greater supplier engagement.
•
Significantly improved Workcenter’s speed and usability. Key updates include streamlined navigation and enhanced job board experience, leading to a smoother workflow for our suppliers.

Financial Summary

(In thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended March 31,
	2025	2024	% Change

Consolidated
Revenue	$150,971	$122,690	23%
Gross profit	56,331	47,902	18%
Net loss attributable to common stockholders	(15,078)	(16,616)	9%
EPS, basic and diluted, of Class A and Class B common stock	(0.30)	(0.34)	12%
Adjusted EBITDA(1)	78	(7,459)	101%
Non-GAAP net income (loss)(1)	828	(5,742)	114%
Non-GAAP EPS, basic and diluted(1), of Class A and Class B common stock	0.02	(0.12)	117%

Marketplace
Revenue	$136,353	$107,186	27%
Cost of revenue	93,046	72,907	28%
Gross Profit	$43,307	$34,279	26%
Gross Margin	31.8%	32.0%	(0.2)%

Supplier services
Revenue	$14,618	$15,504	(6)%
Cost of revenue	1,594	1,881	(15)%
Gross Profit	$13,024	$13,623	(4)%
Gross Margin	89.1%	87.9%	1.2%

(1)
These non-GAAP financial measures, and the reasons why we believe these non-GAAP financial measures are useful, are described below and reconciled to their most directly comparable GAAP measures in the accompanying tables.

Key Operating Metrics(2):

	As of March 31,
	2025	2024	% Change

Active Buyers(3)	71,454	58,504	22%
Percentage of Revenue from Existing Accounts(3)	98%	95%
Accounts with Last Twelve-Months Spend of at Least $50,000(3)	1,545	1,381	12%

(2)
These key operating metrics are for Marketplace and Supplier Services. See “Key Terms for our Key Metrics and Non-GAAP Financial Measures” below for definitions of these metrics.
(3)
Amounts shown for Active Buyers, Accounts with Last Twelve-Months Spend of at Least $50,000 and Percentage of Revenue from Existing Accounts is presented for the quarters ended March 31, 2025 and 2024.

Financial Guidance and Outlook:

	Q2 2025
	(in millions)
	Low	High
Revenue	$155	$157

•
For Q2 2025, expect revenue of $155-$157 million, representing 17-18% growth year-over-year.
•
For Q2 2025, expect Adjusted EBITDA of approximately $1.0-2.0 million, an improvement from an Adjusted EBITDA loss of $2.6 million in Q2 2024.
•
For the full year 2025, we are raising our marketplace growth outlook from our previous guidance of at least 20% to at least 22% growth and expect supplier services revenue to be down approximately 5% year-over-year.
•
For FY 2025, expect to be Adjusted EBITDA positive for the full year.

Xometry’s second quarter 2025 and full year 2025 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of its control. If actual results vary from these assumptions, Xometry’s expectations may change. There can be no assurance that Xometry will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to certain charges excluded from this non-GAAP measure, including interest and dividend income, benefit for income taxes, charitable contributions of common stock and impairment of assets. Xometry expects the variability of these items could have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), Xometry, Inc. (“Xometry”, the “Company”, “we” or “our”) uses Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP Earnings Per Share basic and diluted, which are considered non-GAAP financial measures, as described below. These non-GAAP financial measures are presented to enhance the user’s overall understanding of Xometry’s financial performance and should not be considered a substitute for, nor superior to, the financial information prepared and presented in accordance with GAAP. The non-GAAP financial measures presented in this release, together with the GAAP financial results, are the primary measures used by the Company’s management and board of directors to understand and evaluate the Company’s financial performance and operating trends, including period-to-period comparisons, because they exclude certain expenses and gains that management believes are not indicative of the Company’s core operating results. Management also uses these measures to prepare and update the Company’s short and long term financial and operational plans, to evaluate investment decisions, and in its discussions with investors, commercial bankers, equity research analysts and other users of the Company’s financial statements. Accordingly, the Company believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as the Company’s management and in comparing operating results across periods and to those of Xometry’s peer companies. In addition, from time to time we may present adjusted information (for example, revenue growth) to exclude the impact of certain gains, losses or other changes that affect period-to-period comparability of our operating performance.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense, or cash flows, that affect the Company’s financial performance and operations. Additionally, non-GAAP financial measures do not have standardized meanings, and therefore other companies, including peer companies, may use the same or similarly named measures but exclude or include different items or use different computations. Management compensates for these limitations by reconciling these non-GAAP financial measures to their most comparable GAAP financial measures in the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. Investors and others are encouraged to review the Company’s financial information in its entirety and not rely on a single financial measure.

Key Terms for our Key Metrics and Non-GAAP Financial Measures

Marketplace revenue: includes the sale of parts and assemblies on our platform.

Supplier service revenue: includes the sales of marketing and advertising services and, to a lesser extent, financial service products and SaaS-based solutions.

Active Buyers: The Company defines “buyers” as individuals who have placed an order to purchase on-demand parts or assemblies on our marketplace. The Company defines Active Buyers as the number of buyers who have made at least one purchase on our marketplace during the last twelve months.

Active Suppliers: The Company defines “suppliers” as individuals or businesses that have been approved by us to either manufacture a product on our platform for a buyer or have utilized our supplier services, including our digital marketing services, data services, financial services or tools and materials. The Company defines Active Suppliers as suppliers that have used our platform at least once during the last twelve months to manufacture a product.

Percentage of Revenue from Existing Accounts: The Company defines an “account” as an individual entity, such as a sole proprietor with a single buyer or corporate entities with multiple buyers, having purchased at least one part on our marketplace. The Company defines an existing account as an account where at least one buyer has made a purchase on our marketplace.

Accounts with Last Twelve-Month Spend of At Least $50,000: The Company defines Accounts with Last Twelve-Month Spend of At Least $50,000 as an account that has spent at least $50,000 on our marketplace in the most recent twelve-month period.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA): The Company defines Adjusted EBITDA as net loss, adjusted for interest expense, interest and dividend income and other expenses, and certain other non-cash or non-recurring items impacting net loss from time to time, principally comprised of depreciation and amortization, amortization of lease intangible, stock-based compensation, payroll tax expense related to stock-based compensation, lease termination, charitable contributions of common stock, income from unconsolidated joint venture, restructuring charges and acquisition and other adjustments not reflective of the Company’s ongoing business, such as adjustments related to purchase accounting, the revaluation of contingent consideration, transaction costs and executive severance.

Non-GAAP net income (loss): The Company defines non-GAAP net income (loss) as net loss adjusted for depreciation and amortization, stock-based compensation, payroll tax expense related to stock-based compensation, amortization of lease intangible, amortization of deferred costs on convertible notes, charitable contributions of common stock, lease termination, restructuring charges and acquisition and other adjustments not reflective of the Company’s ongoing business, such as adjustments related to purchase accounting, the revaluation of contingent consideration, transaction costs and executive severance.

Non-GAAP Earnings Per Share, basic and diluted (Non-GAAP EPS, basic and diluted): The Company calculates non-GAAP earnings per share, basic and diluted as non-GAAP net income (loss) divided by weighted average number of basic or dilutive shares of common stock outstanding.

Management believes that the exclusion of certain expenses and gains in calculating Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS, basic and diluted, provides a useful measure for period-to-period comparisons of the Company’s underlying core revenue and operating costs that is focused more closely on the current costs necessary to operate the Company’s businesses and reflects its ongoing business in a manner that allows for meaningful analysis of trends. Management also believes that excluding certain non-cash charges can be useful because the amount of such expenses is the result of long-term investment decisions made in previous periods rather than day-to-day operating decisions.

About Xometry

Xometry’s (NASDAQ: XMTR) AI-powered marketplace, popular Thomasnet® industrial sourcing platform and suite of cloud-based services are rapidly digitizing the manufacturing industry. Xometry provides manufacturers the critical resources they need to grow their business and makes it easy for buyers to get the instant pricing and lead times to create locally resilient supply chains. The Xometry Instant Quoting Engine® leverages millions of data to analyze complex parts in real time, matches buyers with the right suppliers globally, and provides accurate pricing and lead times. Learn more at www.xometry.com or follow @Xometry.

Conference Call and Webcast Information

The Company will host a conference call and webcast to discuss the results at 8:30 a.m. ET (5:30 a.m. PT) on May 6, 2025. In addition to its press release announcing its first quarter 2025 financial results, Xometry will release an earnings presentation, which will be available on its investor website at investors.xometry.com.

Xometry, Inc. First Quarter 2025 Earnings Presentation and Conference Call

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Tuesday, May 6, 2025
•
8:30 a.m. Eastern / 5:30 a.m. Pacific
•
To access the webcast use the following link: https://register-conf.media-server.com/register
•
You may also visit the Xometry Investor Relations Homepage at investors.xometry.com to listen to a live webcast of the call

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our beliefs regarding our financial position and operating performance, including our outlook and guidance for the second quarter of 2025 and the full year 2025; our expectations regarding our growth; and statements regarding our strategies, initiatives, products and platform capabilities. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties related to: competition, managing our growth, financial performance, our ability to forecast our performance due to our limited operating history, investments in new products or offerings, our ability to attract buyers and sellers to our marketplace, legal proceedings and regulatory matters and developments, any future changes to our business or our financial or operating model, our brand and reputation, and the impact of fluctuations in general macroeconomic conditions, such as fluctuations in inflation and rising interest rates. The forward-looking statements contained in this press release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q, and other filings and reports that we may file from time to time with the SEC. All forward-looking statements in this press release are based on information available to Xometry and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Investor Contact:	Media Contact:
Shawn Milne VP Investor Relations 240-335-8132 shawn.milne@xometry.com	Matthew Hutchison Global Corporate Communications 415-583-2119 matthew.hutchison@xometry.com

Xometry, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

(Unaudited)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$15,507	$22,232
Marketable securities	215,874	217,603
Accounts receivable, less allowance for credit losses of $5.1 million and $4.9 million as of March 31, 2025 and December 31, 2024	85,529	73,962
Inventory	4,032	3,915
Prepaid expenses	6,487	4,954
Other current assets	7,189	4,874
Total current assets	334,618	327,540
Property and equipment, net	47,244	44,825
Operating lease right-of-use assets	7,231	8,462
Investment in unconsolidated joint venture	4,071	4,065
Intangible assets, net	31,244	32,139
Goodwill	263,009	262,686
Other assets	2,693	412
Total assets	$690,110	$680,129
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued cost of revenue	$50,218	$35,023
Other accrued expenses	23,122	24,401
Contract liabilities	9,908	7,948
Income taxes payable	887	979
Operating lease liabilities, current portion	5,293	6,436
Total current liabilities	89,428	74,787
Convertible notes	284,093	283,628
Operating lease liabilities, net of current portion	4,523	5,072
Deferred income taxes	229	229
Other liabilities	804	817
Total liabilities	379,077	364,533
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.000001 par value. Authorized; 50,000,000 shares; zero shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	—	—
Class A Common stock, $0.000001 par value. Authorized; 750,000,000 shares; 48,992,113 shares and 48,289,274 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	—	—
Class B Common stock, $0.000001 par value. Authorized; 5,000,000 shares; 1,475,311 shares issued and outstanding as of March 31, 2025 and December 31, 2024	—	—
Additional paid-in capital	694,047	685,054
Accumulated other comprehensive income (loss)	1,205	(328)
Accumulated deficit	(385,351)	(370,273)
Total stockholders’ equity	309,901	314,453
Noncontrolling interest	1,132	1,143
Total equity	311,033	315,596
Total liabilities and stockholders’ equity	$690,110	$680,129

Xometry, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2025	2024

Revenue	$150,971	$122,690
Cost of revenue	94,640	74,788
Gross profit	56,331	47,902
Sales and marketing	26,435	27,200
Operations and support	17,090	14,047
Product development	11,171	9,590
General and administrative	17,026	14,922
Total operating expenses	71,722	65,759
Loss from operations	(15,391)	(17,857)
Other income (expenses)
Interest expense	(1,188)	(1,189)
Interest and dividend income	2,277	2,732
Other expenses	(880)	(387)
Income from unconsolidated joint venture	106	97
Total other income	315	1,253
Loss before income taxes	(15,076)	(16,604)
Benefit (provision) for income taxes	-	-
Net loss	(15,076)	(16,604)
Net income attributable to noncontrolling interest	2	12
Net loss attributable to common stockholders	$(15,078)	$(16,616)
Net loss per share, basic and diluted, of Class A and Class B common stock	$(0.30)	$(0.34)
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted, of Class A and Class B common stock	50,335,053	48,577,980

Net loss	$(15,076)	$(16,604)
Comprehensive loss:
Foreign currency translation	1,520	(457)
Total other comprehensive income (loss)	1,520	(457)
Comprehensive loss	(13,556)	(17,061)
Comprehensive (loss) income attributable to noncontrolling interest	(11)	29
Total comprehensive loss attributable to common stockholders	$(13,545)	$(17,090)

Xometry, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(15,076)	$(16,604)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,246	3,153
Reduction in carrying amount of right-of-use asset	1,100	1,096
Lease termination	(30)	-
Stock-based compensation	7,342	6,036
Revaluation of contingent consideration	—	137
Income from unconsolidated joint venture	(90)	(97)
Donation of common stock	516	343
Amortization of deferred costs on convertible notes	465	464
Changes in other assets and liabilities:
Accounts receivable, net	(13,358)	532
Inventory	(41)	(40)
Prepaid expenses	(1,519)	(433)
Other assets	(1,995)	(442)
Accounts payable and accrued cost of revenue	15,048	(10,649)
Other accrued expenses	(540)	4,440
Contract liabilities	1,877	2,277
Lease liabilities	(1,531)	(1,671)
Other liabilities	(13)	—
Income taxes payable	(92)	(276)
Net cash used in operating activities	(3,691)	(11,734)
Cash flows from investing activities:
Purchases of marketable securities	(2,271)	(2,726)
Proceeds from sale of marketable securities	4,000	10,000
Purchases of property and equipment	(5,499)	(4,347)
Distributions in excess of earnings	84	—
Net cash (used in) provided by investing activities	(3,686)	2,927
Cash flows from financing activities:
Proceeds from stock options exercised	510	1,233
Net cash provided by financing activities	510	1,233
Effect of foreign currency translation on cash and cash equivalents	142	(149)
Net decrease in cash and cash equivalents	(6,725)	(7,723)
Cash and cash equivalents at beginning of the period	22,232	53,424
Cash and cash equivalents at end of the period	$15,507	$45,701
Supplemental cash flow information:
Cash paid for interest	$1,438	$1,438
Non-cash investing and financing activities:
Non-cash consideration in connection with business combination	625	—

Xometry, Inc. and Subsidiaries

Reconciliations of Non-GAAP Financial Measures

(In thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Adjusted EBITDA:
Net loss	$(15,076)	$(16,604)
Add (deduct):
Interest expense, interest and dividend income and other expenses	(179)	(1,156)
Depreciation and amortization(1)	4,246	3,153
Amortization of lease intangible	180	180
Stock-based compensation(2)	7,342	6,036
Payroll tax expense related to stock-based compensation(3)	1,473	—
Lease termination(4)	(30)	—
Acquisition and other(5)	251	686
Charitable contribution of common stock	516	343
Income from unconsolidated joint venture	(106)	(97)
Restructuring charges(6)	1,461	—
Adjusted EBITDA	$78	$(7,459)

	For the Three Months Ended March 31,
	2025	2024
Non-GAAP Net Income (Loss):
Net loss	$(15,076)	$(16,604)
Add (deduct):
Depreciation and amortization(1)	4,246	3,153
Stock-based compensation (2)	7,342	6,036
Payroll tax expense related to stock-based compensation(3)	1,473	—
Amortization of lease intangible	180	180
Amortization of deferred costs on convertible notes	465	464
Acquisition and other(5)	251	686
Charitable contribution of common stock	516	343
Lease termination(4)	(30)	—
Restructuring charges(6)	1,461	—
Non-GAAP Net Income (Loss)	$828	$(5,742)
Weighted-average number of shares outstanding used to compute Non-GAAP Net Income (Loss) per share, basic and diluted, of Class A and Class B common stock	50,335,053	48,577,980
Non-GAAP weighted-average effect of potentially dilutive Class A common stock	2,425,190	-
Non-GAAP weighted-average shares used to compute Non-GAAP Net Income (Loss) per share, diluted	52,760,243	48,577,980

EPS, basic and diluted, of Class A and Class B common stock	$(0.30)	$(0.34)
Non-GAAP EPS basic and diluted, of Class A and Class B common stock	$0.02	$(0.12)

(1)
Represents depreciation expense of the Company’s long-lived tangible assets and amortization expense of its finite-lived intangible assets, as included in the Company’s GAAP results of operations.
(2)
Represents the non-cash expense related to stock-based awards granted to employees, as included in the Company’s GAAP results of operations.
(3)
In the second quarter of 2024, we changed the definition of Adjusted EBITDA and Non-GAAP Net Income (Loss) to exclude payroll tax expense related to stock-based compensation. For prior periods, this amount was considered de minimis and, accordingly, we have not adjusted the Adjusted EBITDA or Non-GAAP Net Income (Loss) amounts for such periods.
(4)
Amount is recorded in general and administrative.
(5)
Includes adjustments related to purchase accounting, the revaluation of contingent consideration, transaction costs and executive severance.
(6)
Costs associated with the Q1 2025 reduction in workforce.

Xometry, Inc. and Subsidiaries

Reconciliation of GAAP EPS to Non-GAAP EPS

(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Non-GAAP EPS:
GAAP EPS, diluted, of Class A and Class B common stock	$(0.30)	$(0.34)
Non-GAAP effect of potentially dilutive Class A common stock	0.01	—
Add (deduct):
Depreciation and amortization	0.09	0.06
Stock-based compensation	0.14	0.12
Payroll tax expense related to stock-based compensation	0.03	—
Amortization of lease intangible	—	—
Amortization of deferred costs on convertible notes	0.01	0.01
Acquisition and other	—	0.02
Charitable contribution of common stock	0.01	0.01
Lease termination	—	—
Restructuring charges	0.03	—
Non-GAAP EPS, diluted, of Class A and Class B common stock	$0.02	$(0.12)

Xometry, Inc. and Subsidiaries

Segment Results

(In thousands)

(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Segment Revenue:
U.S.	$127,820	$103,363
International	23,151	19,327
Total revenue	$150,971	$122,690

Segment Cost of Revenue:
U.S.	$79,940	$62,930
International	14,700	11,858
Total cost of revenue	$94,640	$74,788

Segment Adjusted EBITDA:
U.S.	$3,010	$(5,481)
International	(2,932)	(1,978)
Total Adjusted EBITDA	$78	$(7,459)

Xometry, Inc. and Subsidiaries

Supplemental Information

(In thousands)

(Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Summary of Stock-based Compensation Expense and Payroll Taxes Related to Stock-based Compensation Expense
Sales and marketing	$2,382	$1,520
Operations and support	2,978	2,092
Product development	2,016	1,416
General and administrative	1,439	1,008
Total stock-based compensation expense and payroll taxes related to stock-based compensation	$8,815	$6,036

Summary of Depreciation and Amortization Expense
Cost of revenue	$182	$185
Sales and marketing	794	797
Operations and support	39	36
Product development	2,993	1,913
General and administrative	238	222
Total depreciation and amortization expense	$4,246	$3,153

Summary of Restructuring Charges
Sales and marketing	$85	$-
Operations and support	689	-
Product development	534	-
General and administrative	153	-
Total restructuring charges	$1,461	$-